Exhibit 10.20H

NINTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This Ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Comcast Cable Communications Management, LLC., a Delaware Limited Liability Company (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated March 17, 2004, and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	Customer desires to add Enhanced Accounts Receivable to the Agreement; therefore, Schedule F, Section I.C under CSG SERVICES shall be amended to include the following pricing:

Description of Item/Unit of Measure	Frequency	Fee
11. Enhanced Accounts Receivable
a)*****-** (**** *)	*** *******	$	*,***.**

**** *: *** *****-** ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. ************ ******** *** **********.

2.	Customer desires to add Highlight Color and Mail Trace to the Direct Solutions (print and mail) fees;

a)	therefore, Schedule F, Section III.A.II under CSG SERVICES shall be amended to include the following fee for Highlight Color;

Description of Item/Unit of Measure	Frequency	Fee
C. Highlight Color (Note 14)	*** ******* ****	$	*.****

**** **: ********* ***** ** ********* ** *** ***** **** ** **** ******** ********* ****. ***’* ******** ********* ****** *** *** *** ****. ****** ******** ******* * ***** ***** **** *** ** ****, ** ******** ** *** *** ******* **** ***, ******** ***** ** ******** ** *** * *****-** *** ***** ***** ** ******** ** ******** **** *******. ** *** ********* ***** ******* ** *********** *** ** ********, ******** ****** **** ********** **** ** ******* ** ***** *** *** ******** ***** *** ** ******* *** ********* ***** *** *** ***** ********** ******* ** ***** *** ****.

b)	and Schedule F, Section III.A.VII under CSG SERVICES shall be amended to include the following fees for Mail Trace;

Description of Item/Unit of Measure	Frequency	Fee
D. Mail Trace
1.**** ***** ******* (**** **)	*** *******	$	*,***.**
2.**** ***** ********** (*** *********)	*******	$	*.****
3.**** ***** – **** **** *********** (**** **)	*** *******	$	**.**
4.**** ***** ******** ****** ** (*** *** (**** **)	********	$	*,***.**

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**** **: *** ***** **** **** ** ********* ** ********* *** *****-***** (**) *****. **********, ***** *** ******** *** ****** (**) ****. ****** ******** ******* *** ** ******* ** ******** **** ****, ******** ***** *** *** **** **** *********** ***.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

**** **: *** **** ***** *** *** ** * **** ************ *** *** *** ******* *******. ********* *** **** **** **** *** ***, ** ***** **** ******** ***** *** *** ****** *** *** **** ***.

3.	The information contained under Schedule P of the Agreement shall be deleted in its entirety and replaced by the following updated information:

“Comcast Authorization Schedule

*** ********	******* *********	*****	*******
****** *********	****** ****	***** *********** *******
& **********
*** / ****	****** *********	**** *********, ******* ***	******** **************
	**** *****	** ** *********** *******	** ****** ********* ** *** *********
	*** *******	** ** ******* *******	** ****** ********* ** *** *********
***	****** *********	******** ** *******	********* *************
	*** ***********	******* ** *********	********
*************
	****** *********	**** *********, ******* ***	******** **************
	***** *****	******* ** *********** *******	********** ** ****** *********
***	****** *********	******** ** *******	********* *************
	***** *****	******* ** *********** *******	********** ** ****** *********
	*** ***********	******* ** *********	********
*************
	****** *********	**** *********, ******* ***	******** **************
***	***** *****	******* ** *********** *******	********** ** ****** *********
	****** ********	******** ******* ***	********** ** ****** *********
***	***** *****	******* ** *********** *******	********** ** ****** *********
	****** ********	******** ******* ***	********** ** ****** *********
******* ********		****** *********	** ******* ***
******** **************
	*** *******	** ** ******* *******	** ****** ********* ** *** *********
	******* ****	******* ********** ********** ******* ********** ** ****** *********”

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Andrew J. Baer	By:	/s/ Robert M. Scott
Name:	Andrew J. Baer	Name:	Robert M. Scott
Title:	SVP and CIO	Title:	Chief Operating Officer
Date:	10/17/07	Date:	10/29/07

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES